                                                                    EXHIBIT 10.4

                                 SPECIFIC EXCESS
                              REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1997

                                    ISSUED TO

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       BY

                    THE REINSURERS SUBSCRIBING THE RESPECTIVE
                   INTERESTS AND LIABILITIES AGREEMENTS HERETO
                  (HEREINAFTER REFERRED TO AS THE "REINSURERS")

                    ARTICLE I: CLASSES OF BUSINESS REINSURED

A. By this Contract, the Reinsurers agree to reinsure the liability which may accrue to the Company under all of its original policies, contracts, binders and certificates of insurance or reinsurance classified by the Company as:

                  Medical and Dental Practitioners Liability (including Corporate and Professional Premises Liability Coverage, where applicable);

                  Hospital and Other Healthcare Institution Professional Liability;

                  Commercial General Liability, Employers' Liability, Automobile Liability and all other Non-Professional (including Excess/ Umbrella) Liability unless excluded under Article III; all either written in respect of Health Care Institutions or in conjunction with Professional Liability coverages written for such institutions

         (hereinafter called "policies"), unless otherwise excluded under
         ARTICLE III: EXCLUSIONS, issued or renewed on or after the effective date, subject to the terms, conditions and limitations hereinafter set forth.

B. It is understood that this Contract applies to losses first occurring under occurrence policies and/or claims made thereon under claims made policies issued or renewed on or after the effective date hereof.

         Permanent Protection Plan policies underwritten by the Company shall in all cases be deemed to be Loss Occurrence policies covering on a losses occurring during basis. Reinsurers shall be subject to all of the conditions of the Permanent Protection Plan policies including policy limits and aggregate limit formulas under the extended reporting coverage therein.

                    ARTICLE II: COMMENCEMENT AND TERMINATION

A. This Contract shall become effective on January 1, 1997, and shall continue in force thereafter until terminated.

B. Either party may terminate this Contract on any December 31 by giving the other party not less than 90 days prior written notice.

C. Unless otherwise mutually agreed, reinsurance hereunder on business in force on the effective date of termination shall remain in full force and effect until expiration, cancellation or next premium anniversary of such business, whichever first occurs, but in no event beyond 12 months following the effective date of termination, plus any extension of coverage for extended reporting as per the original policies of the Company.

         Reinsurers shall remain liable in respect of policies issued or renewed during the Term in force on the basis of underlying coverage. Reinsurers shall receive their share of premiums for such respective policies and there shall not be any return of unearned premium in respect thereto.

                            ARTICLE III: EXCLUSIONS

This Contract does not apply to and specifically excludes the following:

1. Reinsurance assumed, except reinsurance from American Medical Mutual, Inc. Risk Retention Group and Lawrenceville Property and Casualty Insurance Company and Lawrenceville Re Ltd., where the underwriting is through New Jersey State Medical Underwriters, Inc.

2. Claims emanating from policies issued by the Company with effective dates after the termination date of this Contract.

3.       Directors and Officers Liability when written as such.

4.       Financial Guaranty and Insolvency Business.

5. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation or an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

6. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Liability -Reinsurance U.S.A. and Canada" except for incident arising from nuclear medicine, attached to and forming part of this Contract.

7. Any business derived from participation in any Pool, Association or Syndicate.

                       ARTICLE IV: RETENTIONS AND LIMITS

A. Coverage A (Each Insured Coverage): The Company shall retain and be liable for the first $X amount as per the table below of the Paid portion of Ultimate Net Loss as respects any one original policy, each claim. The Reinsurers shall then be liable for the amount by which such Paid portion of Ultimate Net Loss exceeds the Company's Retention, but the liability of the Reinsurers shall not exceed $13,000,000 Ultimate Net Loss plus pro rata Loss Adjustment Expenses as respects any one original policy, each claim.

         Notwithstanding the above, the Company shall also retain, in each contract year, the first $13,000,000 of the Paid portion of Ultimate Net Loss plus pro rata Loss Adjustment Expenses in the aggregate otherwise recoverable under Coverage A.

   States                    Class of Business                                         Retention $X =
   ------                    -----------------                                         --------------
   Other than PA             Medical & Dental Practitioner Prof. Liab.                   $2,000,000

   Other than PA             Hospital & All Other Health Care Institutions
                              Professional Liability                                     $3,000,000

   PA                        All Professional Liability
                             (Physicians, Surgeons & Institutions)                       $2,200,000

   All States                General Liability, Employers' Liability,
                             Automobile Liability and all Non
                             Professional Liability Coverage written in
                             respect of Health Care Institutions or in
                             conjunction with Professional Liability (health
                             care) coverages.                                            $3,000,000


         In no event shall Reinsurers be liable, in each contract year, for more than $39,000,000 in respect of the sum of the Paid portion of Ultimate Net Loss and Pro rata Loss Adjustment Expense, Loss in Excess of Policy Limits, and Extra Contractual Obligations, in the aggregate for Coverage A.

B. Coverage B (Each Insured Coverage): For purposes of Coverage B only, the Company shall retain and be liable for the Paid portion of Ultimate Net Loss equal to the sum of the Retention and Limit under Coverage A as respects any original policy, each claim. The Reinsurers shall then be liable for 90% of the amount by which the Paid portion of Ultimate Net Loss exceeds the sum of the Retention and Limit under Coverage A, but the liability of the Reinsurers shall not exceed 90% of $10,000,000 plus pro rata Loss Adjustment Expenses as respects any original policy, each claim.

         In no event shall Reinsurers be liable, in each contract year, for more than $27,000,000 (being 90% of $30,000,000) in respect of the sum of the Paid portion of Ultimate Net Loss and Pro rata Loss Adjustment Expense, Loss in Excess of Policy Limits, and Extra Contractual Obligations, in the Aggregate for Coverage B.

C. Coverage C (Each Insured Coverage): For purposes of Coverage C only, the Company shall retain and be liable for the Paid portion of Ultimate Net Loss equal to the sum of the Retention and Limit under Coverage A and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage B as respects any original policy, each claim. The Reinsurers shall then be liable for 90% of the amount by which such Paid portion of Ultimate Net Loss exceeds the sum of the Retention and Limit under Coverage A and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage B, but the liability of the Reinsurers shall not exceed 90% of $10,000,000 plus pro rata Loss Adjustment Expenses as respects any original policy, each claim.

         In no event shall Reinsurers be liable, in each contract year, for more than $27,000,000 (being 90% of $30,000,000) in respect of the sum of the Paid portion of Ultimate Net Loss and Pro rata Loss Adjustment Expense, Loss in Excess of Policy Limits, and Extra Contractual Obligations, in the Aggregate for Coverage C.

D. Coverage D (Each Insured Coverage): For purposes of Coverage D only, the Company shall retain and be liable for the Paid portion of Ultimate Net Loss equal to the sum of the Retention and Limit under Coverage A and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage B and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage C as respects any original policy, each claim. The Reinsurers shall then be liable for 90% of the amount by which such Paid portion of Ultimate Net Loss exceeds the sum of the Retention and Limit under Coverage A and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage B and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage C, but the liability of the Reinsurers shall not exceed 90% of $5,000,000 plus pro rata Loss Adjustment Expenses as respects any original policy, each claim.

         In no event shall Reinsurers be liable, in each contract year, for more than $13,500,000 (being 90% of $15,000,000) in respect of the sum of the Paid portion of Ultimate Net Loss and Pro rata Loss Adjustment Expense, Loss in Excess of Original Policy Limits, and Extra Contractual Obligations, in the Aggregate, for Coverage D.

E. Under no circumstances shall Reinsurers be liable in respect of the Company's policies that provide aggregate loss coverage, medical stop loss and/or capitation coverage to its clients.

F. In order for the Company to be able to recover a claim under Coverages A, B, C and D above, the Company must report the respective claim recoverable for each contract year within ten years from January 1 of such contract year.


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
G. Under no circumstance shall Coverage B Limit be available or used by the Company in respect of Coverage A Ultimate Net Loss coverage.

H. Under no circumstance shall Coverage C Limit be available or used by the Company in respect of Coverages A and B Ultimate Net Loss coverage.

I. Under no circumstance shall Coverage D Limit be available or used by the Company in respect of Coverages A, B and C Ultimate Net Loss coverage.

                             ARTICLE V: DEFINITIONS

A. "Paid portion of Ultimate Net Loss" as used herein is defined as the sum or sums (including Loss in Excess of Policy Limits, Extra Contractual Obligations, as hereinafter defined) paid by the Company in settlement of claims including any and all vicarious liability arising from Business Reinsured and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries, including the Pennsylvania catastrophe fund, if applicable, and all claims on inuring insurance or reinsurance, whether collectible or not. The Paid portion of Ultimate Net Loss shall not include any Loss Adjustment Expense or outstanding loss reserves. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's Paid portion of Ultimate Net Loss has been ascertained. The Paid portion of Ultimate Net Loss shall be calculated on a per claim, per policy per insured basis. If the Company issues multiple policies to an insured, the policies will be deemed to be one original policy for purposes of coverage under this Reinsurance Contract.

B. "Outstanding portion of Ultimate Net Losses" as used herein is defined as the sum of outstanding loss reserves including losses outstanding in respect of covered Excess of Policy Limits and covered Extra Contractual Obligations and incurred but not reported amounts less any outstanding recoveries, salvage and inuring reinsurance claims.

C. "Loss in Excess of Policy Limits" and "Extra Contractual Obligations" as used herein shall be defined as follows:

         1. "Loss in Excess of Policy Limits" shall mean 90% subject to the limitations below of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of a settlement by the Company or an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay to a third party claimant because of the Company's alleged or actual negligence, breach of contract or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action. A Loss in Excess of Policy Limits shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.




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
                  The Company shall only include the amount of 90% of Loss in Excess of Policy Limits within Ultimate Net Loss to reach the Coverage Section Limit in accordance with the following table:

                                     For Subject Policies with Limits "Greater Than and Up To"
                                     ---------------------------------------------------------



                                                                                               For G.L.
                                                                                               Empl. Liabil.
                                                                                               Auto Liabil.
                         For all states         For all states other   For Pennsylvania        & All Other
                         other than PA          than PA for            Health Care Inst.       Non-Professn'l
Coverage Section         for Phys. & Surg.      Health Care Inst.      Phys. & Surgeons        Liability
----------------         -----------------      -----------------      ----------------        ---------
Coverage A Limit         $ 2 M to $15 M         $ 3 M to $16 M         $ 2.2 M to $15.2 M      $ 3 M to $16 M
Coverage B Limit          15 M to  25 M          16 M to  26 M          15.2 M to  25.2 M       16 M to  26 M
Coverage C Limit          25 M to  35 M          26 M to  36 M          25.2 M to  35.2 M       26 M to  36 M
Coverage D Limit          35 M to  40 M          36 M to  41 M          35.2 M to  40.2 M       36 M to  41 M


2. "Extra Contractual Obligations" shall mean 90% of any punitive, exemplary, compensatory, multiplied or consequential damages, other than Loss in Excess of Policy Limits paid or payable by the Company as a result of an action against it by its insured, its insured's assignee or a third party claimant, which action alleges negligence, breach of contract or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. An Extra Contractual Obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

                  The Company shall only include the amount of 90% of Extra Contractual Obligations within Ultimate Net Loss to reach the Coverage Section Limit in accordance with the following table:

                                    For Subject Policies with Limits "Greater Than and Up To"
                                    ---------------------------------------------------------
                                                                                               For G.L.
                                                                                               Empl. Liabil.
                                                                                               Auto Liabil.
                         For all states         For all states other   For Pennsylvania        & All Other
                         other than PA          than PA for            Health Care Inst.       Non-Professn'l
Coverage Section         for Phys. & Surg.      Health Care Inst.      Phys. & Surgeons        Liability
----------------         -----------------      -----------------      ----------------        ---------
Coverage A Limit         $ 2 M to $15 M         $ 3 M to $16 M         $ 2.2 M to $15.2 M      $ 3 M to $16 M
Coverage B Limit          15 M to  25 M          16 M to  26 M          15.2 M to  25.2 M       16 M to  26 M
Coverage C Limit          25 M to  35 M          26 M to  36 M          25.2 M to  35.2 M       26 M to  36 M
Coverage D Limit          35 M to  40 M          36 M to  41 M          35.2 M to  40.2 M       36 M to  41 M


         Notwithstanding anything stated herein, this Contract shall not apply to any Loss in Excess of Policy Limits or any Extra Contractual Obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

D. "Loss Occurrence" means a loss occurrence or medical incident, or otherwise the series of accidents, acts, errors or omissions including continuous or repeated exposure to substantially the same general harmful conditions giving rise to coverage, all as defined and provided within the underlying policies underwritten by the Company.

E. "Claims Made" as used herein shall mean the earlier of (1) or (2) below:

         1. When the insured first gives notice to the Company that a claim has been made against the insured; or

         2. When the insured first gives notice to the Company of a specific medical incident involving a particular person which may result in a claim against the original insured.

         Notwithstanding the above, and in all cases, the Claims Made date shall be as defined and provided within the underlying policies underwritten by the Company.

F. "Losses Incurred" as used herein shall mean the sum of the Paid portion of Ultimate Net Loss paid by the Reinsurers and the Outstanding portion of Ultimate Net Loss due from the Reinsurers and the related paid and outstanding Pro rata Loss Adjustment Expenses under policies issued or renewed during the contract year under consideration.

G.       1.       "Loss Adjustment Expense" as used herein shall mean expenses allocable to the investigation defense and/or settlement of specific claims, including litigation expenses and postjudgment interest and legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto, but not including office expenses or salaries of the Company's regular employees.

         2. "Pro rata Loss Adjustment Expenses" as used herein shall mean the result obtained by multiplying the covered indemnity percentage, as calculated below by the Company's "Loss Adjustment Expense" for a given claim. The percentage shall be determined by dividing the amount of Ultimate Net Loss indemnity for a coverage section by the Company's total Ultimate Net Loss for a given claim.

H. "Gross Excess Limits Premium" as used herein shall mean the net written increased limits premium of the Company for the Classes of Business Reinsured for the respective layer of coverage limit hereon. Such premiums shall represent the incremental gross premium of the Company pertaining to the respective coverage layer hereon for which Gross Excess Limits Premium is being calculated. Such net written premium shall be comprised of claims made premium for underlying policies written on such basis and occurrence premium as respects underlying policies written on a loss occurrence basis (i.e. Permanent Protection Plan policies). It is understood that net written increased limits premium is less cancellation and return premium but is gross of any deductions for original acquisition costs (i.e. brokerage).

I. The first contract year shall be from January 1, 1997 through December 31, 1997, both days inclusive, and each subsequent 12-month period shall be a separate contract year.

                ARTICLE VI: CLAIMS AND LOSS ADJUSTMENT EXPENSES

A. Within 60 days after the end of each calendar quarter, the Company shall provide the Reinsurers with a claims bordereau outlining any claim on which the Company has placed a reserve value of $1,000,000 or more.

B. The Company shall include with each claim bordereau, the following information as respects new claims, pending claims and closed claims during the quarter:

         1.       Claim number or reference number;

         2.       Name of Insured;

         3.       Name of Claimant;

         4.       Subject policy limit;

         5.       Claims Made date;

         6.       Loss Occurrence date;

         7.       Indemnity (paid and outstanding);

         8.       Expenses (paid and outstanding);

         9.       Indemnity recovery; if any;

         10.      Expense recovery; if any;

         11.      Status.

         12. Claim manager report which includes narrative loss description of each claim.

C. The Reinsurers shall have the right, at its own expense, to be associated in the defense of any claim, suit or proceeding involving this reinsurance.

D. The Company shall, at its full discretion, adjust and settle all claims and losses. All such adjustments and settlements shall be binding on the Reinsurers and the Reinsurers agrees to pay all amounts for which it may be liable immediately after receipt of reasonable evidence of the amount paid by the Company.

                      ARTICLE VII: SALVAGE AND SUBROGATION

A. The Reinsurers shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurers, and to prosecute all claims arising out of such rights.

                        ARTICLE VIII: COVERAGE A PREMIUM

A. Deposit Premium: As respects each contract year, the Company shall pay the Reinsurers an annual Deposit Premium equal to the greater of 50% of Gross Excess Limits Premium or $3,500,000. The $3,500,000 shall be paid in four equal installments of $875,000 on March 31, June 30, September 30 and December 31 of each contract year. The Company shall pay additional Deposit Premium due, if any, during the contract year upon finalizing Gross Excess Limits Premium for each respective calendar quarter.

B. Minimum Premium: As respects each contract year, the Company shall pay Reinsurers Actual Premium as per D. below, but not less than the Minimum Premium which is equal to 16.67% of Gross Excess Limits Premium in respect of policies with limits attaching in respect of Coverage A or $1,500,000, whichever is greater.

C. Maximum Premium: As respects each contract year, the Company shall pay Reinsurers Actual Premium as per D. below, but not greater than the Maximum Premium which is equal to 63% of Gross Excess Limits Premium in respect of policies with limits attaching in respect of Coverage A or $4,500,000, whichever is greater.

D. Actual Premium: As respects each contract year, the Company shall calculate Actual Premium which shall equal the sum of the Minimum Premium (in B. above) plus 100% of Losses Incurred (net of the $13,000,000 Ultimate Net Loss plus pro rata Loss Adjustment Expense deductible) subject to the Minimum Premium (in B. above) and the Maximum Premium (in C. above).

         The Company shall calculate and report any decrease in Actual Premium for each contract year within 60 days after the end of 36 months from the beginning of each contract year, and within 60 days after the end of each 12-month period thereafter until all Ultimate Net Losses and pro rata Loss Adjustment Expenses subject hereto have been settled. The Company shall calculate and report any increase in Actual Premium for each agreement period within 60 days after the end of 12 months from the beginning of each contract year, and within 60 days after the end of each 12-month period thereafter until all Ultimate Net Losses and pro rata Loss Adjustment Expenses subject hereto have been settled.

         The Reinsurers shall pay the Company any reported decrease in Actual Premium less amounts previously paid in respect of Deposit Premium and prior net Actual Premium payments upon 15 days of receipt of the Company's report or 75 days in arrears of the respective year end reporting date, whichever is later.

         The Company shall pay the Reinsurers any reported increase in Actual Premium less amounts previously paid in respect of Deposit Premium and prior net Actual Premium payments upon the reporting of such Actual Premium development to Reinsurers.

              ARTICLE IX: COVERAGE B PREMIUM AND CEDING COMMISSION

A. Minimum Premium: As respects each contract year, the Company shall pay the Reinsurers an annual Minimum Premium equal to 90% of Gross Excess Limits Premium for policies with limits attaching hereunder in respect of Coverage B. Minimum Premium above shall be payable by the Company to Reinsurers quarterly within 45 days in arrears from the end of each quarter paying all amounts due in respect of premiums collected by the Company for the respective quarter.

B. Reinstatement Premium: As respects each contract year, and in the event of the whole or any portion of the second Coverage B indemnity limit being exhausted by loss, the amount so exhausted shall be automatically reinstated from the time of the loss and the Company shall pay to the Reinsurers an Additional Premium calculated by applying to the annual Minimum Premium to Reinsurers for the respective contract year, the percentage that the amount of indemnity so reinstated bears to the total amount of indemnity coverage afforded under Coverage B, subject to a minimum of 100% as to time, to be paid simultaneously with the payment of loss by the Reinsurers. Notwithstanding the above, the first 90% of $10,000,000 indemnity Limit shall be reinstated by the Reinsurers free of charge.

         Nevertheless, the Reinsurers' liability in any one claim shall never exceed 90% of $10,000,000 Ultimate Net Loss plus pro rata Loss Adjustment Expenses in respect of Coverage B.

C. Maximum Premium: As respects each contract year, the Maximum Premium shall equal the product of the Minimum Premium multiplied by 2 (two).

D. Ceding Commission: The Reinsurers shall pay to the Company 17.5% of all Coverage B Minimum Premium and Reinstatement Premium payable hereon by the Company at the time the Company pays such premiums.

              ARTICLE X: COVERAGE C PREMIUM AND CEDING COMMISSION

A. Minimum Premium: As respects each contract year the Company shall pay the Reinsurers an annual Minimum Premium equal to 90% of Gross Excess Limits Premium for policies with limits attaching hereunder in respect of Coverage C. Minimum Premium above shall be payable by the Company to Reinsurers quarterly within 45 days in arrears from the end of each quarter paying all amounts due in respect of premiums collected by the Company for the respective quarter.

B. Reinstatement Premium: As respects each contract year, and in the event of the whole or any portion of the second Coverage C indemnity limit being exhausted by loss, the amount so exhausted shall be automatically reinstated from the time of the loss and the Company shall pay to the Reinsurers an Additional Premium calculated by applying to the annual Minimum Premium to Reinsurers for the respective contract year, the percentage that the amount of indemnity so reinstated bears to the total amount of indemnity coverage afforded under Coverage C, subject to a minimum of 100% as to time, to be paid simultaneously with the payment of loss by the Reinsurers. Notwithstanding the above, the first 90% of $10,000,000 indemnity Limit shall be reinstated by the Reinsurers free of charge.

         Nevertheless, the Reinsurers' liability in any one claim shall never exceed 90% of $10,000,000 Ultimate Net Loss plus pro rata Loss Adjustment Expenses in respect of Coverage C.

C. Maximum Premium: As respects each contract year, the Maximum Premium shall equal the product of the Minimum Premium multiplied by 2 (two).

D. Ceding Commission: The Reinsurers shall pay to the Company 17.5% of all Coverage C Minimum Premium and Reinstatement Premium payable hereon by the Company at the time the Company pays such premiums.

              ARTICLE XI: COVERAGE D PREMIUM AND CEDING COMMISSION

A. Minimum Premium: As respects each contract year, the Company shall pay the Reinsurers an annual Minimum Premium equal to 90% of Gross Excess Limits Premium for policies with limits attaching hereunder in respect of Coverage D. Minimum Premium above shall be payable by the Company to Reinsurers quarterly within 45 days in arrears from the end of each quarter paying all amounts due in respect of premiums collected by the Company for the respective quarter.


B. Reinstatement Premium: As respects each contract year, and in the event of the whole or any portion of the second Coverage D indemnity limit being exhausted by loss, the amount so exhausted shall be automatically reinstated from the time of the loss and the Company shall pay to the Reinsurers an Additional Premium calculated by applying to the annual Minimum Premium to Reinsurers for the respective contract year, the percentage that the amount of indemnity so reinstated bears to the total amount of indemnity coverage afforded under Coverage C, subject to a minimum of 100% as to time, to be paid simultaneously with the payment of loss by the Reinsurers. Notwithstanding the above, the first 90% of $5,000,000 indemnity Limit shall be reinstated by the Reinsurers free of charge.

         Nevertheless, the Reinsurers' liability in any one claim shall never exceed 90% of $5,000,000 Ultimate Net Loss plus pro rata Loss Adjustment Expenses in respect of Coverage D.

C. Maximum Premium: As respects each contract year, the Maximum Premium shall equal the product of the Minimum Premium multiplied by 2 (two).

D. Ceding Commission: The Reinsurers shall pay to the Company 17.5% of all Coverage D Minimum Premium and Reinstatement Premium payable hereon by the Company at the time the Company pays such premiums.

                              ARTICLE XII: OFFSET

The Company and the Reinsurers shall have the right to OFFSET any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of OFFSET may exercise such right any time whether the balances are on account of premiums or losses or otherwise.

                        ARTICLE XIII: ACCESS TO RECORDS

A. The Company shall place at the disposal of the Reinsurers at all reasonable time, and the Reinsurers shall have the right to inspect, through authorized representatives, all books, records, policies, endorsements and papers of the Company in connection with any reinsurance hereunder, or claims in connection herewith.

B. The Reinsurers agree that they will not disclose any confidential information obtained by them hereunder to parties not subject to this Contract except under the following circumstances and then only when necessary:

         1. When disclosure of such information is required in the normal course of the Reinsurers' business; or

         2.       With the prior written consent of the Company; or

         3. When the Reinsurers are required by a subpoena or court order to disclose such information. The Reinsurers shall promptly notify the Company of any attempt by a third party to obtain from them any such confidential information.

C. The Reinsurers will provide the Company or its designated representative with such information as the Reinsurers and Company may agree is necessary to the Company's handling of the business reinsured herein.

D. The obligation contained in this Article shall survive termination of this Contract.

                    ARTICLE XIV: LIABILITY OF THE REINSURER

A. The liability of the Reinsurers shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B. Nothing herein shall in any manner create any obligation or establish any rights against the Reinsurers in favor of any third party or any persons not parties to this Contract.

                       ARTICLE XV: NET RETAINED LIABILITY

A. This Contract applies only to that portion of any insurance or reinsurance which the Company retains net for its own account (prior to deduction of any underlying reinsurance), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurers' liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

                    ARTICLE XVI: DELAYS, ERRORS OR OMISSIONS

Inadvertent delays, errors or omissions made in connections with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission will be rectified as soon as possible after discovery. In no event shall late notification of any claim, except as provided in the sunset clause under ARTICLE IV, Section F, by the Company constitute a ground upon which the Reinsurers have been prejudice by such late notice. As used in this Article, the term "prejudice" shall mean that a different outcome in the handling of any claim would have resulted but for the untimely notice to Reinsurers.

                             ARTICLE XVII: CURRENCY

Whenever the word "Dollars" or the "$" appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

                       ARTICLE XVIII: FEDERAL EXCISE TAX

If the Reinsurers are subject to the Federal Excise Tax, the Reinsurers agree to allow, for the purpose of paying the Tax, up to 1% of the premium payable hereon to the extent such premium is subject to the Tax. In the event of any return premium becoming due hereunder, the Reinsurers will deduct from the amount of the return premium the same percentage as it allowed, and the Company or its agents should take steps to recover the Tax from the U.S.
Government.

                      ARTICLE XIX: UNAUTHORIZED REINSURERS

A. If the Reinsurers are unauthorized in any state of the United States of America or the District of Columbia, the Reinsurers agree to fund their share of the Company's Outstanding portion of Ultimate Net Loss and Pro rata Loss Adjustment Expense reserves and Coverage A return premium accrued by the Company, as determined by the Company, respectively by:

         1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

         2. Trust accounts in conformity with New York Regulation 114 for the benefit of the Company and as may be required by any other insurance regulatory authority; and/or

         3.       Cash advances;

         if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurers, at their sole option, may fund in other than cash if their method and form of funding are acceptable to the insurance regulatory authorities involved and the Company.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause" which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurers further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurers, but only for one or more of the following purposes:

         1. To reimburse itself for the Reinsurers' share of the Paid portion of Ultimate Net Loss and/or Pro rata Loss Adjustment Expenses paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurers;

         2. To reimburse itself for the Reinsurers' share of any Coverage A return premium due and other amounts claimed to be due hereunder, unless paid in cash by the Reinsurers.

         3. To fund a cash account in an amount equal to the Reinsurers' share of any Outstanding portion of Ultimate Net Loss and Pro rata Loss Adjustment Expense reserves and Coverage A return premium funded by means of a letter of credit which (a) is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurers 10 days prior to its expiration date, or (b) the Reinsurers have failed to increase to the amount requested by the Company, it being understood that nothing in this Contract in any way shall restrict or limit the rights of the Company under the terms of the letter of credit;

         4. To refund to the Reinsurers any sum in excess of the actual amount required to fund the Reinsurers' share of the Company's Outstanding portion of Ultimate Net Loss and Pro rata Loss Adjustment Expense reserves and Coverage A return premium, if so requested by the Reinsurers.

         In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(2), or in the case of B(3), the actual amount determined to be due, the Company shall promptly return to the Reinsurers the excess amount so drawn.

                             ARTICLE XX: INSOLVENCY


A. In the event of the Insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the Company without diminution because of the Insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurers of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurers within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurers may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor. Accidental failure to give such notice shall not excuse the obligation unless Reinsurers are substantially prejudiced by the failure to give such notice. The expense thus incurred by the Reinsurers shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurers.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

C. It is further understood and agreed that, in the event of the Insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurers to the Company or to its liquidator, receiver or statutory successor.

                            ARTICLE XXI: ARBITRATION

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to Arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurers, and an Umpire shall be chosen by the two Arbiters before they enter upon Arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon Arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and decision shall be made by drawing lots. Nothing herein shall prevent either party from commencing a proceeding in the United States District Court having jurisdiction over the dispute for the purposes of having said court select an Umpire pursuant to the Federal Arbitration Act 9 USC 1 er seq.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final written decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the Arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the Arbitration shall be equally divided between the two parties.

E. Any Arbitration proceedings shall take place at a location in Lawrenceville, New Jersey. All proceedings pursuant hereto shall be governed by the law of the State of New Jersey.

                         ARTICLE XXII: SERVICE OF SUIT

A. It is agreed that in the event of the failure of the Reinsurers hereon to pay any amount claimed to be due hereunder, the Reinsurers hereon, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. The foregoing shall not constitute a waiver of the right of the Reinsurers to commence any suit in, or to remove, remand or transfer any suit to any other court of competent jurisdiction in accordance with the applicable statutes of the state or United States pertinent thereto.

B. It is further agreed that service of process in such suit may be made upon Kroll & Tract, 520 Madison Avenue, New York, NY 10022-4235, United States of America, and that in any suit instituted against any one of them upon this Contract, the Reinsurers will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

C. The above named are authorized and directed to accept service of process on behalf of the Reinsurers in any suit and/or upon the request of the Company to give a written undertaking to the Company that they will enter a general appearance upon the Reinsurers behalf in the event such suit shall be instituted.

D. Further, pursuant to any statute of any state, territory or District of the United States which makes provision therefor, the Reinsurers hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purposes in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful proceeding in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designate the above named as the person to whom said officer is authorized to mail such process or a true copy thereof.

                         ARTICLE XXIII: INTERMEDIARIES

Medical Brokers, Inc., Pegasus Advisors, Inc. and Lloyd Thompson Ltd. are hereby recognized as the Intermediaries negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, Loss Adjustment Expense, salvage and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurers through Pegasus Advisors, Inc. Payments by the Company to the Intermediaries shall be deemed to constitute payment to the Reinsurers. Payments by the Reinsurers to the Intermediaries shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

Notwithstanding the above, the Company and Reinsurers hereby agree that all payments will be direct from the Reinsurers to the Company, or from the Company to the Reinsurers, as appropriate.

                        NUCLEAR INCIDENT EXCLUSION CLAUSE
                        LIABILITY - REINSURANCE - U.S.A.

1. This Agreement does not cover any loss or liability accruing to the Cedent as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber, or association.

2. Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this Agreement all the original policies of the Cedent (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III of this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

Limited Exclusion Provision

         I. It is agreed that the policy does not apply under any liability coverage, to (injury, sickness, disease, death or destruction (bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limits of liability.

         II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

         III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                  (a)      become effective on or after 1st May, 1960, or

                  (b) become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, Special Automobile Policies or policies or combination policies of a similar nature, issued by the Cedent on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

         3. Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this Agreement the original liability policies of the Cedent (new, renewal and replacement) affording the following coverages:

         Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad), Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

Broad Exclusion Provision*

It is agreed that the policy does not apply:

         1.       Under an Liability Coverage, to
                  (injury, sickness, disease, death or destruction (bodily injury or property damage

                  (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                  (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

         II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to (immediate medical or surgical relief, (first aid, to expenses incurred with respect to (bodily injury, sickness, disease or death (bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

         III. Under any Liability Coverage, to (injury, sickness, disease, death or destruction (bodily injury or property damage resulting from the hazardous properties of nuclear material if

                  (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

                  (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed or by or on behalf of an insured; or

                  (c) (the injury, sickness, disease, death or destruction (the bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to (injury to or destruction of property at such nuclear facility. (property damage to such nuclear facility and any property thereat.

         IV. As used in this endorsement: "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or by-product material; "source material", "special nuclear material" and "by-product material" have the meanings given to them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing by-product material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph(a) or (b) thereof; "nuclear facility" means

                  (a)      any nuclear reactor,

                  (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

                  (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                  (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

                  and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; (with respect to injury to or destruction of property, the word "injury" or "destruction" ("property damage" includes all forms of radioactive contamination of property. (includes all forms of radioactive contamination of property.

         V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph
                  (3) shall not be applicable to

                  (i) Garage and Automobile Policies issued by the Cedent on New York risks, or

                  (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

4. Without in anyway restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Cedent in Canada and that with respect of such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

                         ------------------------------

 *Note The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

                        NUCLEAR INCIDENT EXCLUSION CLAUSE
                        LIABILITY - REINSURANCE - CANADA


1. This Contract does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber, or association.

2. Without in any was restricting the operation of paragraph 1 of this Clause it is agreed that for all purposes of this Contract all the original liability contracts of the Company, whether new, renewal or replacement, of the following classes, namely,

         Personal Liability,
         Farmers Liability,
         Storekeepers Liability,

which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision: -

         Limited Exclusion Provision

         This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability.

         With respect to property, loss of use of such property shall be deemed to be property damage.

3. Without in any way restricting the operation of paragraph 1 of this Clause it is agreed that for all purposes of this Contract all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts), which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision: -

         Broad Exclusion Provision

         It is agreed that this Policy does not apply:

         (a) to liability imposed by or arising under the Nuclear Liability Act; or

         (b) to bodily injury or property damage with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or

         (c) to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:

                  (1) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

                  (2) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

                  (3) the possession, consumption, use, handling, disposal or transportation of fissionable substances or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.

As used in this Policy:

                  (I) The term "nuclear energy hazard" means the radioactive, toxic, explosive or other hazardous properties of radioactive material;

                  (II) The term "radioactive material" means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

                  (III)    The term "nuclear facility" means:

                           (a) any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

                           (b)      any equipment or device designed or used for
                                    (i) separating the isotopes of plutonium, thoriurn and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

                           (c) any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

                           (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;

                           and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

                  (IV) the term "fissionable substance" means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

                  (V) with respect to property, loss of use of such property shall be deemed to be property damage.

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1997

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                            SWISS REINSURANCE COMPANY
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 45.46% share in the interests and liabilities as set forth in the document attached hereto entitled "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1997, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.



IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.



In Lawrenceville, New Jersey, this 25th day of September 1997,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By:      /s/ Daniel J. Goldberg
         -------------------------

In Zurich, Switzerland, this 17th day of September 1997,
For and on Behalf of Swiss Reinsurance Company

By:      /s/
         -------------------------

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1997

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                           HANNOVER RUCKVERSICHERUNGS
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 20.00% share in the interests and liabilities as set forth in the document attached hereto entitled "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1997, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.



IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.



In Lawrenceville, New Jersey, this 25th day of September 1997,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By:      /s/ Daniel J. Goldberg
         ---------------------------

In Hannover, Germany, this 29th day of July 1997,
For and on Behalf of Hannover Ruckversicherungs

By:      /s/
         ---------------------------

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                            EFFECTIVE: JANUARY 1,1997

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                        UNDERWRITERS REINSURANCE COMPANY
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 14.00% share in the interests and liabilities as set forth in the document attached hereto entitled "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1997, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.



IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.



In Lawrenceville, New Jersey, this 25th day of September 1997,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By:      /s/ Daniel J. Goldberg
         --------------------------

In Woodland Hills, California, this 15th day of July 1997,
For and on Behalf of Underwriters Reinsurance Company

By:      /s/
         --------------------------

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1997

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                           KEMPER REINSURANCE COMPANY
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 7.69% share in the interests and liabilities as set forth in the document attached hereto entitled "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1997, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.



IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.



In Lawrenceville, New Jersey, this 25th day of September 1997,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By:      /s/ Daniel J. Goldberg
         ---------------------------------

In Long Grove, Illinois, this 9th day of September 1997,
For and on Behalf of Kemper Reinsurance Company

By:      /s/ John Jenkins
         ---------------------------------
                John Jenkins, Assistant Vice President, Ref: 22776-6

                       INTERESTS AND LIABILITIES AGREEMENT

                                     TO THE

                      SPECIFIC EXCESS REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1997

                                     BETWEEN

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       AND

                 LONDON LIFE & CASUALTY REINSURANCE CORPORATION
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")


It is hereby mutually agreed that the Reinsurer shall have a 3.85% share in the interests and liabilities as set forth in the document attached hereto entitled, "SPECIFIC EXCESS REINSURANCE CONTRACT, Effective: January 1, 1997, issued to Medical Inter-Insurance Exchange of New Jersey". The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.



IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Agreement, in triplicate, as of the dates undermentioned.



In Lawrenceville, New Jersey, this 25th day of September 1997,
For and on Behalf of Medical Inter-Insurance Exchange of New Jersey

By:      /s/ Daniel J. Goldberg
         ---------------------------------

In Wildey, St. Michael, Barbados, this 31st day of July 1997,
For and on Behalf of London Life & Casualty Reinsurance Corporation

By:      /s/ Michael D. Price
         ---------------------------------

                                 ADDENDUM NO. 1


                                     TO THE


                    1997 SPECIFIC EXCESS REINSURANCE CONTRACT

                                    ISSUED TO

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                     (HEREINAFTER REFERRED TO AS "COMPANY")


                                       BY


                    THE REINSURERS SUBSCRIBING THE RESPECTIVE
                      INTERESTS AND LIABILITIES AGREEMENTS
                    (HEREINAFTER REFERRED TO AS "REINSURERS")


Effective July 1, 1997, the Reinsurers hereby agree to amend the 1997 Specific Excess Reinsurance Contract (identification "slip\mixsp97d.cnt") provided to the Company as follows:


1) Article 1: Classes of Business Reinsured, page 1 - Section A - Addition of the following paragraph to be inserted preceding the final paragraph of Section A:

         "Property Coverage, including Fire, Allied Lines and Extended Coverages, Inland Marine and Commercial Multi-Peril, all either written in respect of Health Care Institutions or when written in conjunction with Professional Liability coverages for Health Care Institutions."



2) Article III: Exclusions, page 3 - Addition of Exclusions 8., 9. and 10. as follows:

         "8.      Earthquake coverages, when written as such.

          9. North American War Exclusion Clause, attached to and forming part of this Contract.

         10.      Seepage and Pollution Liability."

3) Article IV: Retentions and Limits, page 3, Section A. - Deletion of the first paragraph of Section A. and insertion of the following revised paragraph:

         "A. Coverage A (Each Insured): Coverage A shall apply to all Classes of Business Reinsured except Property Coverage. The Company shall retain and be liable for the first $X amount as per the table below of the Paid portion of Ultimate Net Loss as respects any one original policy, each claim. The Reinsurers shall then be liable for the amount by which such Paid portion of Ultimate Net Loss exceeds the Company's Retention, but the liability of the Reinsurers shall not exceed $13,000,000 Ultimate Net Loss plus pro rata Loss Adjustment Expenses as respects any one original policy, each claim."

4) Article IV: Retentions and Limits, page 3, Section B. - Deletion of the first paragraph of Section B. and insertion of the following revised paragraph:

         "B. Coverage B (Each Insured): Coverage B shall apply to all Classes of Business Reinsured except Property Coverage. For purposes of Coverage B only, the Company shall retain and be liable for the Paid portion of Ultimate Net Loss equal to the sum of the Retention and Limit under Coverage A as respects any original policy, each claim. The Reinsurers shall then be liable for 90% of the amount by which the Paid portion of Ultimate Net Loss exceeds the sum of the Retention and Limit under Coverage A, but the liability of the Reinsurers shall not exceed 90% of $10,000,000 plus pro rata Loss Adjustment Expenses as respects any original policy, each claim."

5) Article IV: Retentions and Limits, page 4, Section C. - Deletion of the first paragraph of Section C. and insertion of the following revised paragraph:

         "C. Coverage C (Each Insured): Coverage C shall apply to all Classes of Business Reinsured except Property Coverage. For purposes of Coverage C only, the Company shall retain and be liable for the Paid portion of Ultimate Net Loss equal to the sum of the Retention and Limit under Coverage A and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage B as respects any original policy, each claim. The Reinsurers shall then be liable for 90% of the amount by which such Paid portion of Ultimate Net Loss exceeds the sum of the Retention and Limit under Coverage A and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage B, but the liability of the Reinsurers shall not exceed 90% of $10,000,000 plus pro rata Loss Adjustment Expenses as respects any original policy, each claim."

6) Article IV: Retentions and Limits, page 4, Section D. - Deletion of the first paragraph of Section D. and insertion of the following revised paragraph:


         "D. Coverage D (Each Insured): Coverage D shall apply to all Classes of Business Reinsured except Property Coverage. For purposes of Coverage D only, the Company shall retain and be liable for the Paid portion of Ultimate Net Loss equal to the sum of the Retention and Limit under Coverage A and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage B and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage C as respects any original policy, each claim. The Reinsurers shall then be liable for 90% of the amount by which such Paid portion of Ultimate Net Loss exceeds the sum of the Retention and Limit under Coverage A and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage B and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage C, but the liability of the Reinsurers shall not exceed 90% of $5,000,000 plus pro rata Loss Adjustment Expenses as respects any original policy, each claim."


7)       Article IV: Retentions and Limits, pages 4-5, Sections E., F., H. and
         I. to be relettered as follows:

                  Section E to become Section F
                  Section F to become Section G
                  Section G to become Section H
                  Section H to become Section I
                  Section I to become Section J

8) Article IV: Retentions and Limits, page 4 - Addition of Section E as follows:

         "E. Coverage E (Each Insured Coverage): Coverage E shall apply to the Property Coverage Class of Business Reinsured only. For purposes of Coverage E only, the Company shall retain and be liable for the first $500,000 of the Paid portion of Ultimate Net Loss as respects each and every loss, each original policy. Reinsurers shall then be liable for 100% of the amount by which such Paid portion of Ultimate Net Loss exceeds the Company's Retention, but the liability of the Reinsurers shall not exceed $14,500,000 Ultimate Net Loss plus Pro Rata Loss Adjustment Expense as respects each and every loss, each original policy.

                  In no event shall Reinsurers be liable, in each contract year, for more than $43,500,000 in respect of the sum of the Paid portion of Ultimate Net Loss plus Pro Rata Loss Adjustment Expense, Loss in Excess of Original Policy Limits, and Extra Contractual Obligations, in the Aggregate, for Coverage E."

9)       Article V: Definitions, page 8 - Addition of Definition J. as follows:

         "J. "Gross Written Premium" as used herein. shall mean the written premium of the Company, including additional premiums and premium adjustments less any return premiums in respect of policies written during the term of this Contract."

10) Article VI: Claims and Loss Adjustment Expenses, page 8 - Section A - Addition of the following paragraph as follows:

         "Within 60 days after the end of each calendar quarter, the Company shall provide the Reinsurers with a claims bordereau, as respects to Coverage E, outlining any claim on which the Company has a paid or outstanding loss value equal to or greater than $300,000 Ultimate Net Loss. The Company may request, where necessary, an individual cash call for any claim payments equal to or greater than $500,000 from Reinsurers for Coverage E only."

11)      Renumbering of current Article XII and all subsequent Articles, i.e.:

         Article XII to become Article XIII
         Article XIII to become Article XIV
         Article XIV to become Article XV
         and continuing through the final Article of the Contract



          and insertion of new Article XII as follows:

             "ARTICLE XII: COVERAGE E PREMIUM AND CEDING COMMISSION

         A. Initial Premium: As respects each contract year, the Company shall pay the Reinsurers an Initial Premium equal to X% of each Policy's Gross Written Premium as per the Coded Excess Schedule, attaching hereto and forming part of the 1997 Specific Excess Reinsurance Contract, for policies with limits attaching hereunder in respect of Coverage E. Initial Premium shall be payable by the Company to the Reinsurers quarterly within 60 days in arrears from the end of each quarter paying all amounts due in respect of premiums collected by the Company for the respective quarter.

         B. Reinstatement Premium: As respects each contract year, and in the event of the whole or any portion of the second Coverage E indemnity limit being exhausted by loss, the amount so exhausted shall be automatically reinstated from the time of the loss and the Company shall pay to the Reinsurers an Additional Premium calculated by applying the aggregate Gross Written Premium to the Reinsurers for Coverage E for the respective contract year to the percentage that the amount of indemnity so reinstated bears to the total amount of indemnity coverage afforded under Coverage E, to be paid simultaneously with the payment of loss by the Reinsurers. Notwithstanding the above, the first 100% of $14,500,000 indemnity limit shall be reinstated by the Reinsurers free of charge.

         C. Ceding Commission: The Reinsurers shall pay to the Company 17.5% of all Coverage E Initial Premium and Reinstatement Premium payable hereon by the Company at the time the Company pays such premiums.

         The Company shall provide the Reinsurers with a bordereau outlining the Gross Written Premium and the Coded Excess Schedule Premium for each policy written under Coverage E within 60 days after the end of each calendar quarter. The bordereau shall include detailed information by state, policy limit, construction type, including addresses, and probable maximum losses."




In Witness Whereof, the Company has caused this Addendum to be executed by its duly authorized representatives:


Signed in Lawrenceville, New Jersey, this        day of         , 1998

MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

By:      /S/      Daniel J. Goldberg
         ------------------------------------

Title:   President & CEO
         ------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Zurich, Switzerland, for a 45.46% share of the respective Reinsurance Contract this
20 day of May, 1998
for and on behalf of
SWISS REINSURANCE COMPANY


By:      /S/ C. Cotti             /S/ T. Sigg
         ------------------------------------
Title:         Swiss Reinsurance Company
         ------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Wildey, St. Michael, Barbados, W.L, for a 3.85% share of the respective Reinsurance Contract this 6th day of May, 1998 for and on behalf of
LONDON LIFE AND CASUALTY REINSURANCE CORPORATION


By:      /S/ M.A. Gonsalves                   [SEAL]
         ------------------------------------
Title:            Vice President

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Calabasas, California, for a 14.00% share of the respective Reinsurance Contract, this 20th day of May, 1998 for and on behalf of UNDERWRITERS REINSURANCE COMPANY


By:      /S/ Denise Coleman
         ------------------------------------

Title:   Sr. Vice President
         ------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Long Grove, Illinois, for a 7.69% share of the respective Reinsurance Contract, this 19th day of June, 1998 for and on behalf of
KEMPER REINSURANCE COMPANY


By:      /S/ Lee A. Brenner
         ------------------------------------
Title:   Lee A. Brenner, Sr. Vice President, Ref:  22776-6
         -------------------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Hannover, Germany, for a 20.00% share of the respective agreement, this 24th day of June, 1998 for and on behalf of
HANNOVER RUCKVERSICHERUNGS


         Reference:  LY 2474A, Add. 1, eff. 1-1-97
         -------------------------------------------------
Title:
         -------------------------------------------------






                                   hannover re
                                   -----------
                                   Hannover
                                   Ruckversicherungs-Aktiengesellschaft


                                   /S/
                                      ------------------------------------
                                      North American Treaty Dpt.

                                 ADDENDUM NO. 2

                                     TO THE

                    1997 SPECIFIC EXCESS REINSURANCE CONTRACT
               (HEREINAFTER REFERRED TO AS "REINSURANCE CONTRACT")

                                    ISSUED TO

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                       BY


                    THE REINSURERS SUBSCRIBING THE RESPECTIVE
                      INTERESTS AND LIABILITIES AGREEMENTS
                  (HEREINAFTER REFERRED TO AS THE "REINSURERS")



I. Effective January 1, 1998, the Reinsurers hereby agree to amend the 1997 Specific Excess Reinsurance Contract (identification "slip\mixsp97d.cnt") provided to the Company as follows:

1) Article IV: Retentions and Limits, page 4 - Deletion of Section D. and insertion of the following revised Section D:

         "Coverage D (Each Insured Coverage): Coverage D shall apply to all Classes of Business Reinsured except Property Coverage. For purposes of Coverage D only, the Company shall retain and be liable for the Paid portion of Ultimate Net Loss equal to the sum of the Retention and Limit under Coverage A and $ 10,000,000 paid indemnity plus pro rata expenses in respect of Coverage B and $ 10,000,000 paid indemnity plus pro rata expenses in respect of Coverage C as respects any original policy, each claim. The Reinsurers shall then be liable for 90% of the amount by which such Paid portion of Ultimate Net Loss exceeds the sum of the Retention and Limit under Coverage A and $10,000,00 paid indemnity plus pro rata expenses in respect of Coverage B and $10,000,000 paid indemnity plus pro rata expenses in respect of Coverage C, but the liability of the Reinsurers shall not exceed 90% of $15,000,000 plus pro rata Loss Adjustment Expenses as respects any original policy, each claim.

         In no event shall Reinsurers be liable, in each contract year, for more than $40,500,000 (being 90% of $45,000,000) in respect of the sum of the Paid portion of Ultimate Net Loss and Pro rata Loss Adjustment Expense, Loss in Excess of Original Policy Limits, and Extra Contractual Obligations, in the Aggregate, for Coverage D."

2) Article V: Definitions, page 6 - Sections 1 and 2., Subject Policy Limits Tables - Deletion of Coverage D Limits and insertion of the following revised limits:

                                                                                               For G.L.
                                                                                               Empl. Liabil.
                                                                                               Auto Liabil.
                         For all states         For all states other   For Pennsylvania        & All Other
                         other than PA          than PA for            Health Care Inst.       Non-Professn'l
Coverage Section         for Phys. & Surg.      Health Care Inst.      Phys. & Surgeons        Liability
----------------         -----------------      -----------------      ----------------        ---------

"Coverage D Limit        35M to 50M             36M to 51M             35.3M to 50.3M          36M to 51M"

3) Article XI: Coverage D Premium and Ceding Commission, pages 11 - 12 - Deletion of Section B and insertion of the following revised Section B:

         "B. Reinstatement Premium: As respects each contract year, and in the event of the whole or any portion of the second Coverage D indemnity limit being exhausted by loss, the amount so exhausted shall be automatically reinstated from the time of the loss and the Company shall pay to the Reinsurers an Additional Premium calculated by applying to the annual Minimum Premium to Reinsurers for the respective contract year the percentage that the amount of indemnity so reinstated bears to the total amount of indemnity coverage afforded under Coverage C, subject to a minimum of 100% as to time, to be paid simultaneously with the payment of loss by the Reinsurers. Notwithstanding the above, the first 90% of $15,000,000 indemnity limit shall be reinstated by the Reinsurers free of charge.

                  Nevertheless, the Reinsurers' liability in any one claim shall never exceed 90% of $15,000,000 Ultimate Net Loss plus pro rata Loss Adjustment Expenses in respect of Coverage D."

In Witness Whereof, the Company has caused this Addendum to be executed by its duly authorized representative:



Signed in Lawrenceville, New Jersey, this day of, 1998 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY


By:      /S/      Daniel J. Goldberg
         -------------------------------------------------
Title:   President & CEO
         -------------------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Zurich, Switzerland, for a 45.46% share of the respective Reinsurance Contract, this 20 day of May, 1998 for and on behalf of
SWISS REINSURANCE COMPANY


By:      /S/      C. Cotti          /S/ T. Sigg
         -------------------------------------------------
Title:   Swiss Reinsurance Company
         -------------------------------------------------

Effective January 1, 1998, London Life and Casualty Reinsurance Corporation's participation in the Reinsurance Contract shall be amended from 3.85% to 3.07%. This Agreement therefore amends the respective Interests and Liabilities Agreement to a 3.07% share of the Reinsurance Contract effective January 1, 1998.



In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:

Signed in Wildey, St. Michael, Barbados, W.I., for a 3.07% share of the respective Reinsurance Contract, this 6th day of May, 1998 for and on behalf of
LONDON LIFE AND CASUALTY REINSURANCE CORPORATION

By:      /S/  M.A. Gonsalves                [SEAL]
         ---------------------------------
Title:   Vice President
         ---------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Calabasas, California, for a 14.00% share of the respective Reinsurance Contract, this 20th day of May, 1998 for and on behalf of
UNDERWRITERS REINSURANCE COMPANY


By:      /S/ Denise Coleman
         -------------------------------------------------

Title:   Senior Vice President
         -------------------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Long Grove, Illinois, for a 7.69% share of the respective Reinsurance Contract, this 19th day of June, 1998 for and on behalf of
KEMPER REINSURANCE COMPANY


By:  /S/ Lee A. Brenner
         -------------------------------------------------
Title:   Lee A. Brenner, Sr. Vice President, Ref:  22776-6
         -------------------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Hannover, Germany, for a 20.00% share of the respective agreement, this 25th day of June, 1998 for and on behalf of
HANNOVER RUCKVERSICHERUNGS


         Reference:  LY2474A, Add 2, eff-1-1-98
         --------------------------------------

Title:
         --------------------------------------





                                    hannover re
                                    ------------------------------------
                                    Hannover
                                    Ruckversicherungs-Aktiengesellschaft

                                     /S/
                                        --------------------------------
                                        North American Treaty Dpt.

                                 ADDENDUM NO. 3

                                     TO THE

                    1997 SPECIFIC EXCESS REINSURANCE CONTRACT

                                    ISSUED TO

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                     (HEREINAFTER REFERRED TO AS "COMPANY")

                                       BY

                    THE REINSURERS SUBSCRIBING THE RESPECTIVE
                      INTERESTS AND LIABILITIES AGREEMENTS
                    (HEREINAFTER REFERRED TO AS "REINSURERS")



Effective January 1, 1997, the Reinsurers hereby agree to amend the 1997 Specific Excess Reinsurance Contract (identification "slip\mixsp97d.cnt") provided to the Company as follows:


1) Article IV: Retentions and Limits, page 3 - Section A - Delete the Pennsylvania retention in the table and replace with the following revised retention:

          "PA          All Professional Liability                    $2,300,000
                       (Physicians, Surgeons & Institutions)"


2) Article V: Definitions, page 6 - Sections 1 and 2 - Delete Coverage A, B, C and D Limits in the table for the column "For Pennsylvania Health Care Inst. Phys. & Surgeons" only and replace with the following revised limits:

                                           For Pennsylvania
                                          Health Care Inst.
                 Coverage Section          Phys. & Surgeons
                 ----------------          ----------------

                 Coverage A Limit          "$ 2.3M to $15.3M
                 Coverage B Limit            15.3M to 25.3M
                 Coverage C Limit            25.3M to 35.3M
                 Coverage D Limit            35.3M to 40.3M"

In Witness Whereof, the Company has caused this Addendum to be executed by its duly authorized representatives:



Signed in Lawrenceville, New Jersey, this    day of             , 1998
for and on behalf of
MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY


By:      /S/ Daniel J. Goldberg
         -------------------------------------------------
Title:   President & CEO
         -------------------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Zurich, Switzerland, for a 45.46% share of the respective Reinsurance Contract, this 20th day of May, 1998 for and on behalf of SWISS REINSURANCE COMPANY


By:      /S/      C. Cotti          /S/ T. Sigg
         -------------------------------------------------
Title:   Swiss Reinsurance Company
         -------------------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Hannover, Germany, for a 20.00% share of the respective agreement, this 24th day of June, 1998 for and on behalf of HANNOVER RUCKVERSICHERUNGS


         Reference:  LY 2474A, Add. 3, eff. 1-1-97
         -----------------------------------------

Title:
         -----------------------------------------






                                    hannover re
                                    -----------
                                    Hannover
                                    Ruckversicherungs-Aktiengesellschaft




                                    /S/ H. Gradtke            /S/ E.V. Heimburg
                                    -------------------------------------------
                                    North American Treaty Dpt.

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Long Grove, Illinois, for a 7.69% share of the respective Reinsurance Contract, this 19th day of June, 1998 for and on behalf of KEMPER REINSURANCE COMPANY


By:      /S/ Lee A. Brenner
         -------------------------------------------------
Title:   Lee A. Brenner, Sr. Vice President, Ref:  22776-6
         -------------------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Calabasas, California, for a 14.00% share of the respective Reinsurance Contract, this 20th day of May, 1998 for and on behalf of UNDERWRITERS REINSURANCE COMPANY


By:      /S/ Denise Coleman
         -------------------------------------------------
Title:   Senior Vice President
         -------------------------------------------------

In Witness Whereof, the Reinsurer hereto has caused this Addendum to be executed by its duly authorized representative:



Signed in Wildey, St. Michael, Barbados, W.I., for a 3.85% share of the respective Reinsurance Contract, this 6th day of May, 1998 for and on behalf of
LONDON LIFE AND CASUALTY REINSURANCE CORPORATION



By:      /S/ M.S. Gonsalves                                    [SEAL]
         -------------------------------------------------


Title:   Vice President
         -------------------------------------------------

                                 ADDENDUM NO. 4

                                     TO THE

                    1997 SPECIFIC EXCESS REINSURANCE CONTRACT

                                    ISSUED TO

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            LAWRENCEVILLE, NEW JERSEY
                     (HEREINAFTER REFERRED TO AS "COMPANY")

                                       BY


                    THE REINSURERS SUBSCRIBING THE RESPECTIVE
                      INTERESTS AND LIABILITIES AGREEMENTS
                    (HEREINAFTER REFERRED TO AS "REINSURERS")



Effective December 31, 1997, the Reinsurers hereby agree to amend the 1997 Specific Excess Reinsurance Contract (identification '.'slip\jnixsp97d.cnt") provided to the Company as follows:

ARTICLE III:  EXCLUSIONS, Exclusion 1.  - Addition of the following paragraph:

                  "In addition, this exclusion shall also not apply to assumed reinsurance underwritten by the Company for captives or other insurance facilities of hospitals and all other health care institutions where the underwriting is through the New Jersey State Medical Underwriters, Inc."



In Witness Whereof, the Company has caused this Addendum to be executed by its duly authorized representatives:


Signed in Lawrenceville, New Jersey, this 24th day of April, 1998

MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

By:      /s/ Daniel J. Goldberg
         ---------------------------------------
Title:   President & CEO
         ---------------------------------------

In Witness Whereof, the Reinsurers hereto have caused this Addendum to be executed by their duly authorized representatives:




Signed in Zurich, Switzerland, for a 45.46% share of the respective agreement, this 20 day of May, 1998


SWISS REINSURANCE COMPANY

By:      /s/ C. Cotti               /s/ T. Sigg
         ---------------------------------------
Title:   Swiss Reinsurance Company
         ---------------------------------------

In Witness Whereof, the Reinsurers hereto have caused this Addendum to be executed by their duly authorized representatives:



Signed Hannover, Germany, for a 20.00% share of the respective agreement, this 24th day of June, 1998

HANNOVER RUCKVERSICHERUNGS


         Reference:  LY2474A, Add 4 eff. 12-31-97

Title:
         ------------------------------------------


                                    hannover re
                                    -----------
                                    Hannover
                                    Ruckversicherungs-Aktiengesellschaft


                                    /S/ H. Gradtke            /S/  C.V. Heimburg
                                    --------------------------------------------

                                     North American Treaty Dpt.

In Witness Whereof, the Reinsurers hereto have caused this Addendum to be executed by their duly authorized representatives:



Signed Long Grove, Illinois, for a 7.69% share of the respective agreement, this 19th day of June, 1998

KEMPER REINSURANCE COMPANY


By:      /s/ Lee A. Brenner
         ---------------------------------------------------

Title:   Lee A. Brenner, Sr. Vice President, Ref:    22776-6
         ---------------------------------------------------

In Witness Whereof, the Reinsurers hereto have caused this Addendum to be executed by their duly authorized representatives:



Signed in Woodland Hills, California, for a 14.00% share of the respective agreement, this 20th day of May, 1998


UNDERWRITERS REINSURANCE COMPANY


By:      /S/ Denise Coleman
         ---------------------------------------------------
Title:   Senior Vice President
         ---------------------------------------------------

In Witness Whereof, the Reinsurers hereto have caused this Addendum to be executed by their duly authorized representatives:



Signed in Wildey, St. Michael, Barbados, W.I., for a 3.85% share of the respective agreement, this 6th day of May, 1998


LONDON LIFE AND CASUALTY INSURANCE CORPORATION

By:      /S/  M.A. Gonsalves                                 [SEAL]
         ---------------------------------------------------
Title:   Vice President
         ---------------------------------------------------